EXHIBIT 10.1

LETTER OF OFFER

to

Royal Wolf Australia Group
(as defined in Customer Group Schedule)

Dated 17 December 2008

Australia and New Zealand Banking Group Limited
ABN 11 005 357 522

CUSTOMER GROUP SCHEDULE

For the purpose of this Letter of Offer the following entities are individually and collectively known as Royal Wolf Australia Group or Group:

•	GFN Australasia Holdings Pty Ltd ACN 121 226 793

•	GFN Australasia Finance Pty Ltd ACN 121 227 790

•	RWA Holdings Pty Ltd ACN 106 913 964

•	Royal Wolf Trading Australia Pty Ltd ACN 069 244 417

•	Royal Wolf Hi-Tech Pty Ltd ACN 079 735 050

“You” is a reference to the Group members individually and collectively.

LETTER OF OFFER

Issuing Office:

Australia and New Zealand Banking Group Limited
Corporate Banking
Level 11, 20 Martin Place
Sydney NSW 2000

Phone: +61 2 9226 4548
Fax: +61 2 9227 1124
Mob: +61 434 609 643
www.anz.com

Dear Sir/Madam,

We are pleased to offer to you the facilities set out below:

Summary of facilities available:

A summary of facilities is as follows:

Facility	Facility Limit AUD

Overdraft Facility	AUD1,000,000

ANZ OnLine Facility – Direct Payments	AUD2,000,000

ANZ OnLine Facility – Global Payments	AUD1,000,000

Multi Option Facility (1)	AUD2,000,000
- Lease Finance (Progressive Draw) Facility - Hire Purchase (Progressive Draw) Facility

Multi Option Facility (2)	AUD5,600,000
- Lease Finance (Progressive Draw) Facility - Hire Purchase (Progressive Draw) Facility

Indemnity/Guarantee Facility – Financial Guarantees	AUD1,450,000

Indemnity/Guarantee Facility – Performance Guarantees	AUD50,000

Interchangeable Facility (1)	AUD4,000,000
- Fixed Rate Commercial Bill Facility - Variable Rate Commercial Bill Acceptance and Discount Facility

Interchangeable Facility (2)	AUD7,204,000
- Fixed Rate Commercial Bill Facility - Variable Rate Commercial Bill Acceptance and Discount Facility

Interchangeable Facility (3)	AUD40,000,000
- Fixed Rate Commercial Bill Facility - Variable Rate Commercial Bill Acceptance and Discount Facility

Interchangeable Facility (4)	AUD12,052,000
- Fixed Rate Commercial Bill Facility - Variable Rate Commercial Bill Acceptance and Discount Facility

Interchangeable Facility (5)	AUD4,700,000
- Fixed Rate Commercial Bill Facility - Variable Rate Commercial Bill Acceptance and Discount Facility

Interchangeable Facility (6)	AUD1,000,000
- Fixed Rate Commercial Bill Facility - Variable Rate Commercial Bill Acceptance and Discount Facility

Interchangeable Facility (7)	AUD1,070,000
- Fixed Rate Commercial Bill Facility - Variable Rate Commercial Bill Acceptance and Discount Facility

Interchangeable Facility (8)	AUD4,000,000
- Fixed Rate Commercial Bill Facility - Variable Rate Commercial Bill Acceptance and Discount Facility

Special Finance Line Facility Uncommitted	AUD1,000,000

Documentary Credit/Documents Surrendered Facility (Local or Overseas)	AUD870,000

Invoice Finance Facility	AUD12,000,000

Bank Guarantee Facility to ANZ National Bank Ltd	NZD 15,470,435

Total Facility Limits:	AUD100,996,000 NZD15,470,435

Details of facilities:

Details of the facilities are set out in the Facilities Schedule to this Letter of Offer.

Security:

Securities for the facilities are set out in the Security Schedule to this Letter of Offer.

Financial Requirements, Other Conditions and Conditions Precedent

Any financial reporting requirements, financial covenants, other conditions and conditions precedent applicable to facilities are set out in the Financial Requirements and Other Conditions Schedule to this Letter of Offer.

General and Specific Conditions and Amendments

Details pertaining to General and Specific Conditions and any amendments are attached in the General and Specific Conditions Schedule to this Letter of Offer.

Annual review:

The facilities are subject to annual review. The next review date will be on 19 October 2009.

If the Annual review is not carried out on or before the next review date, we may carry out the Annual review at any time after the next review date.

Other Conditions

Provision of information to our wholly owned subsidiaries:

You consent to our providing information about you and your account(s) to our wholly owned subsidiaries, especially but not solely for marketing purposes, to inform you about other financial services that may suit your needs.

Change of control:

If a change of control occurs, it is an event of default unless waived by us.

For the purposes of this agreement, a change of control occurs if, without our prior written consent, effective control of you or any surety or any of your or their subsidiaries is, in our opinion altered to any material extent from that subsisting at the date of our offer.

“Effective control” of a corporation means:

(i)	control of the composition of the board of directors of that corporation;
(ii)	control of more than half the voting rights attaching to shares in that corporation; or
(iii)
control of more than half the issued share capital of that corporation (excluding any part which carries no right to participate beyond the specified amount in the distribution of either profit or capital), and includes the acquisition by any means of a person of a relevant interest (whether actual or deemed within the meaning of the Corporations Act) in shares in that corporation sufficient to allow that person either alone or jointly to exercise the control referred to in items (i), (ii) or (iii) of this definition.  For the purpose of this definition, control shall be determined having regard to the provisions of the Corporations Act.

Engagement of experts and consultants:

You agree that after an Event of Default occurs (and whether or not the Event of Default remains subsisting) ANZ may engage an Investigating Accountant or other expert or consultant (“ANZ Appointee”) to review your financial position and value of the business and that you will co-operate with any ANZ appointee and the costs will be paid by you. Also you agree that neither we nor any bank employee will be liable to you or any other person for any loss, liability, cost or expense that is caused (directly or indirectly) by anything that an ANZ appointee does or does not do arising out of the provision of a service to the Bank.

Negative pledge:

You agree not to create or permit to exist,  a mortgage, pledge, lien, charge, assignment or any other arrangement with another party (including any set-off arrangement) having a similar effect as a grant of security other than any security:

(i)	advised to us by notice from you before entering into the agreement; or
(ii)	created subsequently with our prior written consent.

A breach of this clause will constitute default.

Conditions continue:

Until you accept our offer (and have complied with all conditions precedent), the arrangements for the facilities that we are making available to you, including the conditions on which those facilities are being made available, continue.

No other variations:

Except as indicated above, it is not proposed to vary any of the other conditions of your facilities.

Fees

Loan Approval Fee:

A Loan Approval Fee of $0 will be debited to your account on receipt of your acceptance of this letter.

Stamp Duty - Certificate of Value and Location of Assets

To ensure government stamp duty is paid correctly on any document and transaction would you please provide us with a certificate signed by each entity providing security which sets out the location of assets on a State or Territory basis (the form of the certificate required is attached).

Stamp duty and other State and Federal Government charges may be levied/payable on the facilities provided by the Bank. State charges may apply in a single jurisdiction or multiple jurisdictions. You are liable for all such duties or charges and we may debit your account for those charges. If you do not have an account with us we will ask you to pay by cheque. We may, at our discretion, seek advice from external legal sources to advise on duties and charges payable. Any costs associated with obtaining this advice will be for your account.

Drawdown timeframe

You must drawdown your facilities in full (or where your facilities allow, partial drawdown, in part) by no later than 90 days from the date of acceptance of this Letter of Offer.

If the facilities have not been drawn down by this date, we reserve the right to review the terms and conditions on which this offer has been made in terms of Clause 9 of the General Conditions. In addition to any other information we may request from you in conducting a review, you must provide us on request with your current management accounts (balance sheet and profit and loss) and cash flow statements certified by a director or secretary as representing a true and fair view of your financial position in a form and substance satisfactory to us.

Offer period:

Our offer is available for acceptance until the close of business on 16 January 2009, unless otherwise extended by ANZ in writing.

We may withdraw our offer at any time before you accept it if we become aware of anything which, in our opinion, adversely alters the basis on which we made our offer.

Acceptance:

To accept this offer, please sign the duplicate of this Letter of Offer where indicated and return it to me at this office.

Yours faithfully

Zaheed Khan	Trevor Auld
Relationship Manager	Associate Director

FACILITIES SCHEDULE

FACILITIES SCHEDULE to the Letter of Offer dated 17 December 2008.

The facilities specified below are only available to the customer named before the facility details.

CUSTOMER:
GFN Australasia Holdings Pty Ltd ACN 121 226 793

GFN Australasia Finance Pty Ltd ACN 121 227 790

RWA Holdings Pty Ltd ACN 106 913 964

Royal Wolf Trading Australia Pty Ltd ACN 069 244 417

Royal Wolf Hi-Tech Pty Ltd ACN 079 735 050

Overdraft Facility

Facility limit:	$1,000,000

Termination date:	The facility is repayable on demand provided that if demand has not been made before the next review date it is repayable on the next review date or any extension of that review date.

Purpose:	Working capital.

Interest rate:	ANZ’s reference rate for amounts up to the facility limit.

ANZ’s reference rate is published weekly (usually each Monday) in the Australian Financial Review.

Interest payment:	Monthly in arrears on the first business day of each month, accruing daily starting on the first day of overdraft (interest is charged and payable monthly).

Fees:	Line Fee: 1.25% pa charged quarterly in arrears on the highest Facility Limit recorded for your accounts during the preceding quarter.

Prepayment:	Prepayment or cancellation of the facility (in whole or in part) may be effected without penalty at any time at the election of the customer.

Specific Conditions:	There are no Specific Conditions which apply to this facility.

ANZ OnLine Facility – Direct Payments

Facility limit:	$2,000,000 The facility limit represents the extent to which we will assume pay away exposure on any one day.

Termination date:	Not before next review date.

Purpose:	To facilitate direct payments using ANZ OnLine.

Condition precedent:	You may only use the facility if:

a) you complete your application for the ANZ OnLine Service in terms acceptable to us; and

b) you execute all documents required by us, including the ANZ OnLine Application and Customer Agreement.

Pay – away exposure:	Any pay – away exposure under this facility will be against funds available in your account or, if the provision of credit is required, will be debited to your overdraft.

Fees:	As advised by ANZ Cash Management Transaction Services.

Specific Conditions:	There are no Specific Conditions which apply to this facility.

ANZ OnLine Facility – Global Payments

Facility limit:	$1,000,000 The facility limit represents the extent to which we will assume pay away exposure on any one day.

Termination date:	Not before next review date.

Purpose:	To facilitate global payments using ANZ OnLine.

Condition precedent:	You may only use the facility if:

a) you complete your application for the ANZ OnLine Service in terms acceptable to us; and

b) you execute all documents required by us, including the ANZ OnLine Application and Customer Agreement.

Pay – away exposure:	Any pay – away exposure under this facility will be against funds available in your account or, if the provision of credit is required, will be debited to your overdraft.

Fees:	As advised by ANZ Cash Management Transaction Services.

Specific Conditions:	There are no Specific Conditions which apply to this facility.

Multi Option Facility (1)

Total facility limit:	$2,000,000

Termination date:	Not before next review date.

Purpose:
To facilitate the allocation of the approved facility limit amount across the following facility types to meet business requirements:

-Lease Finance (Progressive Draw) Facility
-Hire Purchase (Progressive Draw) Facility

To assist with any lease/hire purchase requirements.

Total facility limit for Multi-Option Facility and separate facility limits:	You may only make a drawing under a particular facility included in the Multi-Option Facility so long as the making of the drawing would not cause:

(i) the amount of the outstanding drawings under both the facilities included in the Multi-Option Facility to exceed the total facility limit for the Multi-Option Facility; and

(ii) the amount of the outstanding drawings under the particular facility under which the drawing is made to exceed the facility limit, if any, for that particular facility.

Detailed Facility Information	The terms associated with the specific facility types listed within the Multi-Option facility are documented separately.

Lease Finance (Progressive Draw) Facility

Subject to execution and acceptance of lease request:	The Customer is entitled to an agreement to lease or lease, as the case may be, only upon acceptance by the Bank of a signed lease request.

Fees:	Documentation fee: A Documentation fee of $385 is payable on each draw.

Asset Drawdown fee: An Asset Drawdown fee of $165 is payable on each draw. Other fees may be payable in accordance with the Specific Conditions.

Specific Conditions:	Specific Conditions for the facility are enclosed.

Hire Purchase (Progressive Draw) Facility

Subject to execution and acceptance of hire purchase request:	The Customer is entitled to an agreement to hire or hire purchase agreement, as the case may be, only upon acceptance by the Bank of a signed hire purchase request.

Fees:	Documentation fee: A Documentation fee of $350 is payable on each draw.

Asset Drawdown fee: An Asset Drawdown fee of $150 is payable on each draw. Other fees may be payable in accordance with the Specific Conditions.

Specific Conditions:	Specific Conditions for the facility are enclosed.

Multi Option Facility (2)

Total facility limit:	$5,600,000

Termination date:	2 years from date of drawdown

Purpose:
To facilitate the allocation of the approved facility limit amount across the following facility types to meet business requirements:

-Lease Finance (Progressive Draw) Facility
-Hire Purchase (Progressive Draw) Facility

To assist with the purchase of accommodation containers for rental agreement between Royal Wolf Australia and BMA Alliance.

Repayments:	Principal and interest repayments to apply. Rental payments received in relation to the BMA rental contract are to be made directly into an ANZ controlled account.

Conditions Precedent	Copy of rental contract between Royal Wolf Australia and BMA to be vetted by the Bank’s Solicitors and found to be acceptable to the Bank.

Total facility limit for Multi-Option Facility and separate facility limits:	You may only make a drawing under a particular facility included in the Multi-Option Facility so long as the making of the drawing would not cause:

(i) the amount of the outstanding drawings under both the facilities included in the Multi-Option Facility to exceed the total facility limit for the Multi-Option Facility; and

(ii) the amount of the outstanding drawings under the particular facility under which the drawing is made to exceed the facility limit, if any, for that particular facility.

Detailed Facility Information	The terms associated with the specific facility types listed within the Multi-Option facility are documented separately.

Lease Finance (Progressive Draw) Facility

Subject to execution and acceptance of lease request:	The Customer is entitled to an agreement to lease or lease, as the case may be, only upon acceptance by the Bank of a signed lease request.

Fees:	Documentation fee: A Documentation fee of $385 is payable on each draw.

Asset Drawdown fee: An Asset Drawdown fee of $165 is payable on each draw. Other fees may be payable in accordance with the Specific Conditions.

Specific Conditions:	Specific Conditions for the facility are enclosed.

Hire Purchase (Progressive Draw) Facility

Subject to execution and acceptance of hire purchase request:	The Customer is entitled to an agreement to hire or hire purchase agreement, as the case may be, only upon acceptance by the Bank of a signed hire purchase request.

Fees:	Documentation fee: A Documentation fee of $350 is payable on each draw.

Asset Drawdown fee: An Asset Drawdown fee of $150 is payable on each draw. Other fees may be payable in accordance with the Specific Conditions.

Specific Conditions:	Specific Conditions for the facility are enclosed.

Indemnity/Guarantee Facility – Financial Guarantees

Facility limit:	$1,450,000

Note: A financial guarantee is a guarantee of a financial commitment or obligation.

Termination date:	Not before next review date.

Purpose:	To assist with issuance of bank guarantees for business purposes.

Fee rate for each Bank Guarantee:	1.50% pa subject to a minimum fee of $100 per half year. The minimum fee is subject to variation at any time during the term of the facility.

Fee payment:	For each Bank Guarantee, the fee is payable on the date of drawdown and afterwards half yearly.

Specific Conditions:	Specific Conditions - Indemnity/Guarantee are enclosed.

Indemnity/Guarantee Facility – Performance Guarantees

Facility limit:	$50,000

Note: A performance guarantee is a guarantee to fulfil or perform a non-financial contractual obligation.

Termination date:	31 March 2009

Purpose:	To facilitate the issuance of bank guarantees for trade contracts.

Fee rate for each Bank Guarantee:	1.50% pa subject to a minimum fee of $100 per half year. The minimum fee is subject to variation at any time during the term of the facility.

Fee payment:	For each Bank Guarantee, the fee is payable on the date of drawdown and afterwards half yearly.

Specific Conditions:	Specific Conditions - Indemnity/Guarantee are enclosed.

Interchangeable Facility (1)

Total facility limit:	$4,000,000

Termination date:	14 September 2012

Purpose:
To enable interchange of the credit limits across the following approved facilities:

-Fixed Rate Commercial Bill Facility
-Variable Rate Commercial Bill Acceptance and Discount Facility

To assist with the purchase of Container Hire & Sales

Repayments:	Interest only. Bullet repayment on termination date.

Total facility limit for Interchangeable Facility and separate facility limits:	You may only make a drawing under a particular facility included in the Interchangeable Facility so long as the making of the drawing would not cause:

(i) the amount of the outstanding drawings under both the facilities included in the Interchangeable Facility to exceed the total facility limit for the Interchangeable Facility; and

(ii) the amount of the outstanding drawings under the particular facility under which the drawing is made to exceed the facility limit, if any, for that particular facility.

Detailed Facility Information	The terms associated with the specific facility types listed within the Interchangeable facility are documented separately.

Fixed Rate Commercial Bill Facility

Yield rate:	For each drawing of bills, a rate fixed for all rollovers up until the last day of the term.

Fees:	Line fee: 2.50% pa on the facility limit, payable quarterly in advance, commencing on the date of acceptance of our offer. This fee is not rebatable.

Handling fee: A fee of $125 is payable when each bill is rolled.

Specific Conditions:	Specific Conditions for the facility are enclosed.

Variable Rate Commercial Bill Acceptance and Discount Facility

Yield Rate:
For each drawing of bills, a rate quoted by us for the face value of the bills for the relevant tenor.

For tenors of 30, 60, 90, 120, 150 or 180 days, the actual rate used in the calculation will be the Bank Bill Swap Rate - Average Bid (rounded to the nearest two decimal places) plus a margin (if applicable).

For any other tenor, the actual rate used in the calculation will be the rate that we determine is the prevailing rate at which we can discount bills for the relevant term (rounded to the nearest two decimal places) plus a margin (if applicable).

In either case, the margin to be applied will depend on the size of the bill parcel and tenor.

The Bank Bill Swap Rate - Average Bid is quoted on the BBSY screen of Reuters on the day the quote is given and advertised in the Australian Financial Review the following business day.

An additional margin reflecting any movement in the actual rate since its quotation may be applied if your bills are not ready for acceptance by us by 12 noon on the day the bills are to be discounted or rolled.

Full details of how the rate has been calculated will be listed on the quotation given.

Fees:	Line fee: 2.50% pa on the facility limit, payable quarterly in advance, commencing on the date of acceptance of our offer. This fee is not rebatable.

Handling fee: A fee of $125 is payable when each bill is rolled.

Specific Conditions:	Specific Conditions for the facility are enclosed.

Interchangeable Facility (2)

Total facility limit:	$7,204,000

Termination date:	30 April 2010

Purpose:
To enable interchange of the credit limits across the following approved facilities:

-Fixed Rate Commercial Bill Facility
-Variable Rate Commercial Bill Acceptance and Discount Facility

To assist with the acquisition of the shares of Royal Wolf Trading New Zealand & associated entities.

Repayments:	Interest only. Bullet repayment on termination date.

Total facility limit for Interchangeable Facility and separate facility limits:	You may only make a drawing under a particular facility included in the Interchangeable Facility so long as the making of the drawing would not cause:

(i) the amount of the outstanding drawings under both the facilities included in the Interchangeable Facility to exceed the total facility limit for the Interchangeable Facility; and

(ii) the amount of the outstanding drawings under the particular facility under which the drawing is made to exceed the facility limit, if any, for that particular facility.

Detailed Facility Information	The terms associated with the specific facility types listed within the Interchangeable facility are documented separately.

Fixed Rate Commercial Bill Facility

Yield rate:	For each drawing of bills, a rate fixed for all rollovers up until the last day of the term.

Fees:	Line fee: 2.50% pa on the facility limit, payable quarterly in advance, commencing on the date of acceptance of our offer. This fee is not rebatable.

Handling fee: A fee of $125 is payable when each bill is rolled.

Specific Conditions:	Specific Conditions for the facility are enclosed.

Variable Rate Commercial Bill Acceptance and Discount Facility

Yield Rate:
For each drawing of bills, a rate quoted by us for the face value of the bills for the relevant tenor.

For tenors of 30, 60, 90, 120, 150 or 180 days, the actual rate used in the calculation will be the Bank Bill Swap Rate - Average Bid (rounded to the nearest two decimal places) plus a margin (if applicable).

For any other tenor, the actual rate used in the calculation will be the rate that we determine is the prevailing rate at which we can discount bills for the relevant term (rounded to the nearest two decimal places) plus a margin (if applicable).

In either case, the margin to be applied will depend on the size of the bill parcel and tenor.

The Bank Bill Swap Rate - Average Bid is quoted on the BBSY screen of Reuters on the day the quote is given and advertised in the Australian Financial Review the following business day.

An additional margin reflecting any movement in the actual rate since its quotation may be applied if your bills are not ready for acceptance by us by 12 noon on the day the bills are to be discounted or rolled.

Full details of how the rate has been calculated will be listed on the quotation given.

Fees:	Line fee: 2.50% pa on the facility limit, payable quarterly in advance, commencing on the date of acceptance of our offer. This fee is not rebatable.

Handling fee: A fee of $125 is payable when each bill is rolled.

Specific Conditions:	Specific Conditions for the facility are enclosed.

Interchangeable Facility (3)

Total facility limit:	$40,000,000

Termination date:	14 September 2012

Purpose:
To enable interchange of the credit limits across the following approved facilities:

-Fixed Rate Commercial Bill Facility
-Variable Rate Commercial Bill Acceptance and Discount Facility

To assist with refinance of existing ANZ facilities and to meet working capital requirements and purchase of containers.

Repayments:	Interest only. Bullet repayment on termination date.

Total facility limit for Interchangeable Facility and separate facility limits:	You may only make a drawing under a particular facility included in the Interchangeable Facility so long as the making of the drawing would not cause:

(i) the amount of the outstanding drawings under both the facilities included in the Interchangeable Facility to exceed the total facility limit for the Interchangeable Facility; and

(ii) the amount of the outstanding drawings under the particular facility under which the drawing is made to exceed the facility limit, if any, for that particular facility.

Detailed Facility Information	The terms associated with the specific facility types listed within the Interchangeable facility are documented separately.

Fixed Rate Commercial Bill Facility

Yield rate:	For each drawing of bills, a rate fixed for all rollovers up until the last day of the term.

Fees:	Line fee: 2.50% pa on the facility limit, payable quarterly in advance, commencing on the date of acceptance of our offer. This fee is not rebatable.

Handling fee: A fee of $125 is payable when each bill is rolled.

Specific Conditions:	Specific Conditions for the facility are enclosed.

Variable Rate Commercial Bill Acceptance and Discount Facility

Yield Rate:
For each drawing of bills, a rate quoted by us for the face value of the bills for the relevant tenor.

For tenors of 30, 60, 90, 120, 150 or 180 days, the actual rate used in the calculation will be the Bank Bill Swap Rate - Average Bid (rounded to the nearest two decimal places) plus a margin (if applicable).

For any other tenor, the actual rate used in the calculation will be the rate that we determine is the prevailing rate at which we can discount bills for the relevant term (rounded to the nearest two decimal places) plus a margin (if applicable).

In either case, the margin to be applied will depend on the size of the bill parcel and tenor.

The Bank Bill Swap Rate - Average Bid is quoted on the BBSY screen of Reuters on the day the quote is given and advertised in the Australian Financial Review the following business day.

An additional margin reflecting any movement in the actual rate since its quotation may be applied if your bills are not ready for acceptance by us by 12 noon on the day the bills are to be discounted or rolled.

Full details of how the rate has been calculated will be listed on the quotation given.

Fees:	Line fee: 2.50% pa on the facility limit, payable quarterly in advance, commencing on the date of acceptance of our offer. This fee is not rebatable.

Handling fee: A fee of $125 is payable when each bill is rolled.

Specific Conditions:	Specific Conditions for the facility are enclosed.

Interchangeable Facility (4)

Total facility limit:	$12,052,000

Termination date:	14 September 2012

Purpose:
To enable interchange of the credit limits across the following approved facilities:

-Fixed Rate Commercial Bill Facility
-Variable Rate Commercial Bill Acceptance and Discount Facility

To assist with acquisition of assets of GE Seaco Australia.

Repayments:	Interest only. Bullet repayment on termination date.

Total facility limit for Interchangeable Facility and separate facility limits:	You may only make a drawing under a particular facility included in the Interchangeable Facility so long as the making of the drawing would not cause:

(i) the amount of the outstanding drawings under both the facilities included in the Interchangeable Facility to exceed the total facility limit for the Interchangeable Facility; and

(ii) the amount of the outstanding drawings under the particular facility under which the drawing is made to exceed the facility limit, if any, for that particular facility.

Detailed Facility Information	The terms associated with the specific facility types listed within the Interchangeable facility are documented separately.

Fixed Rate Commercial Bill Facility

Yield rate:	For each drawing of bills, a rate fixed for all rollovers up until the last day of the term.

Fees:	Line fee: 2.50% pa on the facility limit, payable quarterly in advance, commencing on the date of acceptance of our offer. This fee is not rebatable.

Handling fee: A fee of $125 is payable when each bill is rolled.

Specific Conditions:	Specific Conditions for the facility are enclosed.

Variable Rate Commercial Bill Acceptance and Discount Facility

Yield Rate:
For each drawing of bills, a rate quoted by us for the face value of the bills for the relevant tenor.

For tenors of 30, 60, 90, 120, 150 or 180 days, the actual rate used in the calculation will be the Bank Bill Swap Rate - Average Bid (rounded to the nearest two decimal places) plus a margin (if applicable).

For any other tenor, the actual rate used in the calculation will be the rate that we determine is the prevailing rate at which we can discount bills for the relevant term (rounded to the nearest two decimal places) plus a margin (if applicable).

In either case, the margin to be applied will depend on the size of the bill parcel and tenor.

The Bank Bill Swap Rate - Average Bid is quoted on the BBSY screen of Reuters on the day the quote is given and advertised in the Australian Financial Review the following business day.

An additional margin reflecting any movement in the actual rate since its quotation may be applied if your bills are not ready for acceptance by us by 12 noon on the day the bills are to be discounted or rolled.

Full details of how the rate has been calculated will be listed on the quotation given.

Fees:	Line fee: 2.50% pa on the facility limit, payable quarterly in advance, commencing on the date of acceptance of our offer. This fee is not rebatable.

Handling fee: A fee of $125 is payable when each bill is rolled.

Specific Conditions:	Specific Conditions for the facility are enclosed.

Interchangeable Facility (5)

Total facility limit:	$4,700,000

Termination date:	14 September 2012

Purpose:
To enable interchange of the credit limits across the following approved facilities:

-Fixed Rate Commercial Bill Facility
-Variable Rate Commercial Bill Acceptance and Discount Facility

To assist with meeting additional costs associated with the acquisition of Royal Wolf Holdings Group.

Repayments:	Principal repayments of $150,000 per quarter, payable quarterly in arrears with bullet residual repayment on termination date.

Total facility limit for Interchangeable Facility and separate facility limits:	You may only make a drawing under a particular facility included in the Interchangeable Facility so long as the making of the drawing would not cause:

(i) the amount of the outstanding drawings under both the facilities included in the Interchangeable Facility to exceed the total facility limit for the Interchangeable Facility; and

(ii) the amount of the outstanding drawings under the particular facility under which the drawing is made to exceed the facility limit, if any, for that particular facility.

Detailed Facility Information	The terms associated with the specific facility types listed within the Interchangeable facility are documented separately.

Fixed Rate Commercial Bill Facility

Yield rate:	For each drawing of bills, a rate fixed for all rollovers up until the last day of the term.

Fees:	Line fee: 2.50% pa on the facility limit, payable quarterly in advance, commencing on the date of acceptance of our offer. This fee is not rebatable.

Handling fee: A fee of $125 is payable when each bill is rolled.

Specific Conditions:	Specific Conditions for the facility are enclosed.

Variable Rate Commercial Bill Acceptance and Discount Facility

Yield Rate:
For each drawing of bills, a rate quoted by us for the face value of the bills for the relevant tenor.

For tenors of 30, 60, 90, 120, 150 or 180 days, the actual rate used in the calculation will be the Bank Bill Swap Rate - Average Bid (rounded to the nearest two decimal places) plus a margin (if applicable).

For any other tenor, the actual rate used in the calculation will be the rate that we determine is the prevailing rate at which we can discount bills for the relevant term (rounded to the nearest two decimal places) plus a margin (if applicable).

In either case, the margin to be applied will depend on the size of the bill parcel and tenor.

The Bank Bill Swap Rate - Average Bid is quoted on the BBSY screen of Reuters on the day the quote is given and advertised in the Australian Financial Review the following business day.

An additional margin reflecting any movement in the actual rate since its quotation may be applied if your bills are not ready for acceptance by us by 12 noon on the day the bills are to be discounted or rolled.

Full details of how the rate has been calculated will be listed on the quotation given.

Fees:	Line fee: 2.50% pa on the facility limit, payable quarterly in advance, commencing on the date of acceptance of our offer. This fee is not rebatable.

Handling fee: A fee of $125 is payable when each bill is rolled.

Specific Conditions:	Specific Conditions for the facility are enclosed.

Interchangeable Facility (6)

Total facility limit:	$1,000,000

Termination date:	23 September 2010

Purpose:
To enable interchange of the credit limits across the following approved facilities:

-Fixed Rate Commercial Bill Facility
-Variable Rate Commercial Bill Acceptance and Discount Facility

To assist with acquisition of NT Containers.

Repayments:	Interest only. Bullet repayment on termination date.

Total facility limit for Interchangeable Facility and separate facility limits:	You may only make a drawing under a particular facility included in the Interchangeable Facility so long as the making of the drawing would not cause:

(i) the amount of the outstanding drawings under both the facilities included in the Interchangeable Facility to exceed the total facility limit for the Interchangeable Facility; and

(ii) the amount of the outstanding drawings under the particular facility under which the drawing is made to exceed the facility limit, if any, for that particular facility.

Detailed Facility Information	The terms associated with the specific facility types listed within the Interchangeable facility are documented separately.

Fixed Rate Commercial Bill Facility

Yield rate:	For each drawing of bills, a rate fixed for all rollovers up until the last day of the term.

Fees:	Line fee: 2.50% pa on the facility limit, payable quarterly in advance, commencing on the date of acceptance of our offer. This fee is not rebatable.

Handling fee: A fee of $125 is payable when each bill is rolled.

Specific Conditions:	Specific Conditions for the facility are enclosed.

Variable Rate Commercial Bill Acceptance and Discount Facility

Yield Rate:
For each drawing of bills, a rate quoted by us for the face value of the bills for the relevant tenor.

For tenors of 30, 60, 90, 120, 150 or 180 days, the actual rate used in the calculation will be the Bank Bill Swap Rate - Average Bid (rounded to the nearest two decimal places) plus a margin (if applicable).

For any other tenor, the actual rate used in the calculation will be the rate that we determine is the prevailing rate at which we can discount bills for the relevant term (rounded to the nearest two decimal places) plus a margin (if applicable).

In either case, the margin to be applied will depend on the size of the bill parcel and tenor.

The Bank Bill Swap Rate - Average Bid is quoted on the BBSY screen of Reuters on the day the quote is given and advertised in the Australian Financial Review the following business day.

An additional margin reflecting any movement in the actual rate since its quotation may be applied if your bills are not ready for acceptance by us by 12 noon on the day the bills are to be discounted or rolled.

Full details of how the rate has been calculated will be listed on the quotation given.

Fees:	Line fee: 2.50% pa on the facility limit, payable quarterly in advance, commencing on the date of acceptance of our offer. This fee is not rebatable.

Handling fee: A fee of $125 is payable when each bill is rolled.

Specific Conditions:	Specific Conditions for the facility are enclosed.

Interchangeable Facility (7)

Total facility limit:	$1,070,000

Termination date:	1 November 2010

Purpose:
To enable interchange of the credit limits across the following approved facilities:

-Fixed Rate Commercial Bill Facility
-Variable Rate Commercial Bill Acceptance and Discount Facility

To assist with acquisition of ACE Containers.

Repayments:	Interest only. Bullet repayment on termination date.

Total facility limit for Interchangeable Facility and separate facility limits:	You may only make a drawing under a particular facility included in the Interchangeable Facility so long as the making of the drawing would not cause:

(i) the amount of the outstanding drawings under both the facilities included in the Interchangeable Facility to exceed the total facility limit for the Interchangeable Facility; and

(ii) the amount of the outstanding drawings under the particular facility under which the drawing is made to exceed the facility limit, if any, for that particular facility.

Detailed Facility Information	The terms associated with the specific facility types listed within the Interchangeable facility are documented separately.

Fixed Rate Commercial Bill Facility

Yield rate:	For each drawing of bills, a rate fixed for all rollovers up until the last day of the term.

Fees:	Line fee: 2.50% pa on the facility limit, payable quarterly in advance, commencing on the date of acceptance of our offer. This fee is not rebatable.

Handling fee: A fee of $125 is payable when each bill is rolled.

Specific Conditions:	Specific Conditions for the facility are enclosed.

Variable Rate Commercial Bill Acceptance and Discount Facility

Yield Rate:
For each drawing of bills, a rate quoted by us for the face value of the bills for the relevant tenor.

For tenors of 30, 60, 90, 120, 150 or 180 days, the actual rate used in the calculation will be the Bank Bill Swap Rate - Average Bid (rounded to the nearest two decimal places) plus a margin (if applicable).

For any other tenor, the actual rate used in the calculation will be the rate that we determine is the prevailing rate at which we can discount bills for the relevant term (rounded to the nearest two decimal places) plus a margin (if applicable).

In either case, the margin to be applied will depend on the size of the bill parcel and tenor.

The Bank Bill Swap Rate - Average Bid is quoted on the BBSY screen of Reuters on the day the quote is given and advertised in the Australian Financial Review the following business day.

An additional margin reflecting any movement in the actual rate since its quotation may be applied if your bills are not ready for acceptance by us by 12 noon on the day the bills are to be discounted or rolled.

Full details of how the rate has been calculated will be listed on the quotation given.

Fees:	Line fee: 2.50% pa on the facility limit, payable quarterly in advance, commencing on the date of acceptance of our offer. This fee is not rebatable.

Handling fee: A fee of $125 is payable when each bill is rolled.

Specific Conditions:	Specific Conditions for the facility are enclosed.

Interchangeable Facility (8)

Total facility limit:	$4,000,000

Termination date:	Not before next review date.

Purpose:
To enable interchange of the credit limits across the following approved facilities:

-Fixed Rate Commercial Bill Facility
-Variable Rate Commercial Bill Acceptance and Discount Facility

To assist with purchase of shipping containers.

Repayments:	Interest only, subject to Annual Review.

Conditions of use:	All drawdowns to made against invoices

Total facility limit for Interchangeable Facility and separate facility limits:	You may only make a drawing under a particular facility included in the Interchangeable Facility so long as the making of the drawing would not cause:

(i) the amount of the outstanding drawings under both the facilities included in the Interchangeable Facility to exceed the total facility limit for the Interchangeable Facility; and

(ii) the amount of the outstanding drawings under the particular facility under which the drawing is made to exceed the facility limit, if any, for that particular facility.

Detailed Facility Information	The terms associated with the specific facility types listed within the Interchangeable facility are documented separately.

Fixed Rate Commercial Bill Facility

Yield rate:	For each drawing of bills, a rate fixed for all rollovers up until the last day of the term.

Fees:	Line fee: 2.50% pa on the facility limit, payable quarterly in advance, commencing on the date on which the facility is first drawn. This fee is not rebatable.

Handling fee: A fee of $125 is payable when each bill is rolled.

Specific Conditions:	Specific Conditions for the facility are enclosed.

Variable Rate Commercial Bill Acceptance and Discount Facility

Yield Rate:
For each drawing of bills, a rate quoted by us for the face value of the bills for the relevant tenor.

For tenors of 30, 60, 90, 120, 150 or 180 days, the actual rate used in the calculation will be the Bank Bill Swap Rate - Average Bid (rounded to the nearest two decimal places) plus a margin (if applicable).

For any other tenor, the actual rate used in the calculation will be the rate that we determine is the prevailing rate at which we can discount bills for the relevant term (rounded to the nearest two decimal places) plus a margin (if applicable).

In either case, the margin to be applied will depend on the size of the bill parcel and tenor.

The Bank Bill Swap Rate - Average Bid is quoted on the BBSY screen of Reuters on the day the quote is given and advertised in the Australian Financial Review the following business day.

An additional margin reflecting any movement in the actual rate since its quotation may be applied if your bills are not ready for acceptance by us by 12 noon on the day the bills are to be discounted or rolled.

Full details of how the rate has been calculated will be listed on the quotation given.

Fees:	Line fee: 2.50% pa on the facility limit, payable quarterly in advance, commencing on the date on which the facility is first drawn. This fee is not rebatable.

Handling fee: A fee of $125 is payable when each bill is rolled.

Specific Conditions:	Specific Conditions for the facility are enclosed.

Special Finance Line Facility Uncommitted

Facility limit:	$1,000,000

Termination date:	Not before next review date.

Purpose:	To assist with acquisition funding for businesses to be identified.

Uncommitted line:	This is an ‘uncommitted line‘ and there is no commitment to provide accommodation at the time of need.

This facility may be withdrawn by us at any time.

Conditions of use:
Activation is at the Bank’s absolute discretion. We do not commit to fund any acquisition which we do not approve. If we do not agree to fund we will not be obliged to provide any reasons. In any event any agreement by the Bank to fund will at least be subject to:

o     Appropriate financial /legal due diligence to be undertaken to the satisfaction of the ANZ Bank;
o     Independent financial data review of the target company to the satisfaction of the ANZ Bank;
o     Trailing 12mths EBITDA to be utilised for covenant calculations. i.e. Trailing EBITDA of the acquired target to be utilised on a pro - rata  basis for covenant calculations following finalisation of acquisitions for a full 12 months;
o     Total existing and proposed Commercial Bill facilities must not exceed 85% of the orderly liquidation value (OLV) of the fleet. However, new valuations maybe required by Dovebid on the acquired container assets should it exceed 85% of the OLV of the existing valuation;
o     Minimum 50% hedge on debt;
o     Acquired assets to be incorporated into existing security structure;
o     Share/Purchase agreements to the satisfaction of the ANZ;
o     Drawdowns under this facility for a maximum of 2 years only
o     Drawdown subject to all covenants being met, there is no existing event of default or circumstances which with the giving of notice or passing of time would constitute an event of default, nor has a notice been given under clause 9 of the General Conditions 2003 which has not been accepted by you.

Fees:	Line fee: 2.50% pa on the facility limit, payable quarterly in advance, commencing on the activation of this facility. This fee is not rebatable.

Specific Conditions:	There are no Specific Conditions which apply to this facility.

Documentary Credit/Documents Surrendered Facility (Local or Overseas)

Facility limit:	AUD 870,000 (For this purpose we will determine exchange rates to convert foreign currency amounts to the equivalent amounts in AUD.)

Termination date:	Not before next review date.

Purpose:	To secure payment for the importation of containers from Chinese supplier, Qingdao Jinghuang Hai Container Co. Ltd.

Condition precedent:	You are only entitled to use the facility if we agree to the terms of your application and if you execute all documents required by us.

Fees:	Subject to the current ANZ International Trade Finance Fees or as advised by ANZ International Trade Finance.

Specific Conditions:	Subject to the current ANZ International Trade Services Terms and Conditions.

Invoice Finance Facility

Customer:
GFN Australasia Holdings Pty Ltd ACN 121 226 793

GFN Australasia Finance Pty Ltd ACN 121 227 790

RWA Holdings Pty Ltd ACN 106 913 964

Royal Wolf Trading Australia Pty Ltd ACN 069 244 417

Royal Wolf Hi-Tech Pty Ltd ACN 079 735 050

You jointly and severally acknowledge and agree that we may treat the Customer/s as a single Customer and that we may make any payment under the Facility to or at the direction of any Customer.

Each Customer acts for the purposes of this Facility as agent for each of the other Customers.

Product limit:	$12,000,000

Termination date:	Not before next review date.

Purpose:	To enable you to sell debts to us and receive payments (including prepayments) to provide working capital for your business.

Administration fee:	$5,500 per month

Prepayment percentage:	85% of the aggregate Face Value of Approved Debts.

Funding Charge:
The Bank Bill Swap Reference Rate - Average Bid for 30 days (rounded to the nearest two decimal places) plus a margin of 1.65% pa.

The Bank Bill Swap Reference Rate - Average Bid for 30 days is quoted on the BBSY screen of Reuters on the day the quote is given and is advertised in the Australian Financial Review the following business day.

Condition Precedent:
Debtors obtained from new business acquisitions will need to be vetted and approved by ANZ Invoice Finance prior to the invoices being discounted via the Invoice Finance facility.

Any invoices issued involving progress claim billing will not be funded via the facility and you are to advise ANZ Invoice Finance in advance of any invoices raised on a progress claim basis.

Field Review:
At the Bank’s discretion

Should any aspect of the Field Review in our opinion be unsatisfactory, we reserve the right to vary terms and conditions under the Invoice Finance facility or withdraw the Invoice Finance facility if we deem appropriate.

Ageing of Purchased Debts:	Purchased Debts may be disapproved by us at any time and unless otherwise agreed, will be automatically disapproved once they are 3 months past the end of month of invoice.

Condition Precedent
The initial drawdown / settlement under this facility is subject to a preliminary Field Review, the result of which is satisfactory to us.

Should any aspect of the Field Review in our opinion be unsatisfactory, we reserve the right to vary terms and conditions under the Invoice Finance facility or withdraw the Invoice Finance facility if we deem appropriate.

Ageing of Purchased Debts:	Purchased Debts may be disapproved by us at any time and unless otherwise agreed, will be automatically disapproved once they are 3 months past the end of month of invoice.

Specific Conditions:	Specific Conditions – Invoice Finance Facility are enclosed.

Guarantee Facility To ANZ National Bank Ltd

Facility limit:	NZD 15,470,435

Termination date:	Not before next review date.

Purpose:
Bank Guarantee to be provided in favour of ANZ National Bank Ltd in support of the Working Capital Facilities, Property loan and Transactional facilities provided to the RWNZ Group by ANZ National Bank Ltd.

Specific facility terms and conditions relating to facilities to be provided to the RWNZ Group will be documented via a separate Letter of Offer issued by ANZ National Bank Ltd.

Condition precedent:	You will only be entitled to use the facility if we agree with the terms of your application and if you execute all documents required by us.

Specific Conditions:	There are no Specific Conditions which apply to this facility.

SECURITY SCHEDULE

SECURITY SCHEDULE to Letter of Offer dated 17 December 2008.

Existing Securities

•	Corporate Guarantee and Indemnity dated 14 September 2007 between:

	-	Royal Wolf Trading Australia Pty Ltd ACN 069 244 417

	-	RWA Holdings Pty Ltd ACN 106 913 964

	-	GFN Australasia Holdings Pty Ltd ACN 121 226 793

	-	GFN Australasia Finance Pty Ltd ACN 121 227 790

	-	Royal Wolf Hi-Tech Pty Ltd ACN 079 735 050

•	First Registered Company Charges (Mortgage Debentures) over all the assets and undertaking of:

	-	Royal Wolf Trading Australia Pty Ltd ACN 069 244 417 Charge Number 1117185 dated 20 May 2005

	-	RWA Holdings Pty Ltd ACN 106 913 964 Charge Number 1117184 dated 20 May 2005

	-	Royal Wolf Hi-Tech Pty Ltd ACN 079 735 050 Charge Number 1438843 dated 12 April 2007

	-	GFN Australasia Holdings Pty Ltd ACN 121 226 793 Charge Number 1514557.

	-	GFN Australasia Finance Pty Ltd ACN 121 227 790 Charge Number 1514546.

	-	Royal Wolf Trading New Zealand Ltd

	-	RWNZ Acquisition Co Ltd

	-	Royalwolf NZ Acquisition Co Ltd

These are fixed and floating charge over all present and future assets, undertaking (including goodwill) and unpaid/uncalled capital of the companies.

•	Corporate Guarantee and Indemnity by Royal Wolf NZ Acquisition Co Ltd

•	Corporate Guarantee and Indemnity by RWNZ Acquisition Co. Ltd and Royal Wolf Trading New Zealand Ltd

•	First Registered Mortgage given by Royal Wolf Trading New Zealand Ltd over the property situated at 4 Ormiston Rd, East Tamaki, New Zealand.

•
Amendment and Restatement Deed dated 1 May 2008 amending and restating the original Intercreditor Deed dated 14 September 2007 between, among others, General Finance Corporation (U.S), GFN U.S. Australasia Holdings, Inc., Bison Capital Australia, L.P., Royal Wolf Australia Group and Australia and New Zealand Banking Group Limited ABN 11 005 357 522 (the Bank).

FINANCIAL REQUIREMENTS AND OTHER CONDITIONS SCHEDULE

FINANCIAL REQUIREMENTS AND OTHER CONDITIONS SCHEDULE to Letter of Offer dated 17 December 2008.

Financial reports:

You agree to provide us with:

Annually

•	Consolidated Audited annual financial statements as soon as they are available, but not later than 120 days after the end of each financial year.

•
An Annual Compliance Certificate signed by two Directors certifying compliance with consolidated financial undertakings as soon as it is available, but not later than 120 after the end of each financial year.

•
Board approved business plan, consolidated annual projected Statement of Financial Position, Statement of Financial Performance, cashflow forecast and consolidated CAPEX (Capital Expenditure). Budget detailing non-discretionary and discretionary CAPEX at the start of each financial year for the ensuing 12 months as soon as they are available, but not later than 15 days prior to the commencement of each financial year.

Forward projected statements (balance sheet, profit & loss and cash flow forecast) are to be prepared on a monthly basis covering at least 12 months and updated as necessary.

•
A review of the consolidated company’s inventory management systems to be conducted as at 30 June each year as part of the General Audit.  A copy of the report to be provided to the Bank within 120 days after the end of each financial year.

Quarterly

•
Consolidated Management accounts (Statement of Financial Position and Statement of Financial Performance accounts) within 45 days after the end of each financial quarter. These accounts may be provided electronically in terms of our requirements for provision of electronic financials.

•
Consolidated Working capital information including a listing of aged debtors, creditors and stock to be provided within 30 days of the end of each financial quarter (ie. March, June, September, December).

•
Consolidated Compliance Certificate signed by two Directors certifying compliance with consolidated financial undertakings as soon as it is available, but not later than 45 after the end of each financial quarter.

•
A Borrowing Base certificate within 30 days after the end of each financial quarter verifying the face value of facilities drawn and unpaid under the Commercial Bill Facilities, Overdraft Facility and ANZ NZ Term Debt Facilities available does not exceed 80% of the lesser of the orderly liquidation value of the fleet or the book value of the fleet.

Any financial information provided by you must be signed by a director or secretary as giving a true and fair view of the financial position of the company on the ‘as at’ date for which financial statements are issued. This requirement is waived for Management accounts as listed above when these are provided electronically and in compliance with our requirements for provision of electronic financials.

Provision of Electronic Financials

Copies of management accounts provided via electronic mail (email) must be sent by, either:

•	One of your directors, or
•	A person nominated by you and acceptable to ANZ (“Nominated Representative”).

In the case of the latter, the attached letter must be signed by both the Nominated Representative and by you, and returned to ANZ.

You will ensure that every director of each company‡  (to which the management accounts relate) reviews the management accounts on or before the date they are sent to ANZ to confirm they are true and correct and are not misleading in any way. The directors will be taken to have jointly and severally certified the management accounts in this manner, unless they notify ANZ of any discrepancy within five business days from the date that your Nominated Representative sends the management accounts to ANZ.

A director sending management accounts to ANZ in this manner will be taken to have certified the accounts as true and correct and not misleading in any way on the date that they are received by ANZ.

A failure to meet any of the above requirements where they apply will constitute an event of default under this letter.

‡Where the number of such people/officers is greater than two, the management accounts sent (electronically) to the bank need only be copied to a minimum of two such people/officers.

Financial covenants:

While we are making facilities available to you and while there remains any obligations by you to us, you undertake that:

•	Consolidated Interest Cover: The interest cover ratio for each financial quarter on a rolling basis will not, as at the compliance date, be less than 2.25:1, increasing to 2.50:1 as at 30 June 2009.

•	Consolidated Senior Debt Interest Cover: The senior debt interest cover ratio for each financial quarter on a rolling basis must be equal to or greater than 3.50:1 at all times.

•
Consolidated Gearing Ratio: Total Debt (excluding loans from General Finance Corporation to the Group) to adjusted trailing EBITDA for each financial quarter must be equal to or less than 5.50:1, reducing to 4.50 as at 30 June 2009 onwards.

•	Consolidated Gearing Ratio: Senior Debt to adjusted trailing EBITDA ratio for each financial quarter must be equal to or less than 4.50:1, reducing to 3.50 as at 30 June 2009 onwards.

•
Consolidated Loan to valuation limitation: Face value of facilities drawn and unpaid under the Commercial Bill Facilities, Overdraft Facility, Multi-Option Facility (2) and ANZ NZ Term Debt Facilities (being the Bill Priced Term Loan Facility which is currently NZD2,025,000 and the Bill Priced Term Loan Facility which is currently NZD10,329,000) must not exceed 80% of the Orderly Liquidation value of the Group’s container fleet.

unless we have given you our prior written consent to a variation.

Compliance with financial covenants:

If any of the above financial covenants are breached, unless we have given you our prior written consent to a variation, you will be in breach of your obligations in terms of Default clauses in the General Conditions.

We will test the financial covenants for each entity that the financial covenants apply to at the end of each compliance period as set out above, based on the definitions and calculations set out below.

You agree that the interpretation and testing of the above financial covenants will be carried out in accordance with the provisions of the Corporation Act 2001 (Cth) and the accounting concepts, standards and disclosure requirements of the Australian accounting bodies consistently applied, unless otherwise agreed in writing.

Definitions:

“Consolidated” means, for the purposes of your financial statements, the following entities
•     Royal Wolf Trading Australia Pty Ltd ACN 069 244 417
•     RWA Holdings Pty Ltd ACN 106 913 964
•     GFN Australasia Holdings Pty Ltd ACN 121 226 793
•     GFN Australasia Finance Pty Ltd ACN 121 227 790
•     Royal Wolf Hi-Tech Pty Ltd ACN 079 735 050
•     Royal Wolf Trading New Zealand Ltd
•     RWNZ Acquisition Co Ltd
•     Royalwolf NZ Acquisition Co Ltd

“RWNZ Group” is a reference to the following New Zealand entities individually and collectively:
•     Royal Wolf Trading New Zealand Ltd
•     RWNZ Acquisition Co Ltd
•     Royalwolf NZ Acquisition Co Ltd

“Interest Expense” means the aggregate of interest expense, interest expense – Intra Group loans and interest expense of Directors, Owners and Shareholder loans, and includes Senior Debt Interest Expense.

“EBITDA” means the consolidated net profit/(loss) before deduction of, interest, tax depreciation and amortisation (before significant items).

“Senior Debt Interest Expense” means the aggregate gross amount of interest and payments in the nature of interest paid or payable to the Bank in respect of ANZ Commercial Bills and Invoice Finance interest expense,  including Invoice Finance Administration Fees and Funding Charges.

“GFN Loan Interest Subordinated” means the aggregate of interest expense on loans from General Finance Corporation to the Group, which have principal and interest subordinated to the facilities being provided by the bank.

“Trailing Adjusted EBITDA” means GFN Australasia Holdings actual EBITDA plus 12 months trailing EBITDA of future acquired companies.

“Invoice Finance Administration Fees and Funding Charges” are those fees and funding charges directly related to provision of an Invoice Finance Facility.

“Debt” is the aggregate of short term and long term debt.

The above terms are to be interpreted according to the Corporations Act 2001 (Cth), Statement of Accounting Concepts, Australian Accounting Standards and other mandatory reporting requirements.

Calculation:

Consolidated Interest Cover:

Trailing Adjusted EBITDA

Total Interest Expense (inclusive of Bison Interest) less GFN Loan Interest Subordinated

Consolidated Senior Debt Interest Cover:

Trailing Adjusted EBITDA

Total Senior Debt Interest Expense

Consolidated Gearing Ratio:

Total Debt (excluding loans from General Finance Corporation to the Group)

Trailing Adjusted EBITDA

Consolidated Gearing Ratio:

Senior Debt

Trailing Adjusted EBITDA

Other conditions to be met:

▪	Orderly Liquidation Value:

Funding of the Interchangeable Facility (1), Interchangeable Facility (2), Interchangeable Facility (3), Interchangeable Facility (4), Interchangeable Facility (5), Overdraft Facility, Mutli-Option Facility (2), Bill Priced Term Loan Facility NZD2.025M and Bill Priced Term Loan Facility NZD 10.392M and Multi-Option Facility (2) are restricted to an amount in total which is no greater than 80% of the orderly liquidation value of the container fleet (being, the container fleet owned from time to time by the Group or the RWNZ Group (as defined in this letter of offer)). Should this condition be breached you must reduce the balance of the facilities within 5 Sydney business days to a level that will satisfy this condition.

•
Management Fee payments are to be payable to GFN U.S. Australasia Holdings Inc. and restricted to USD $1,500,000 or less per annum and are not to be made if the payment of such will cause a breach of the banks financial covenants or if it will become an Event of Default or if an Event of Default subsists.

•
Provision of loans or advances, excluding scheduled overhead charges from parent company in an amount to be agreed upon, to directors, shareholders, related or associated companies are not to be made without prior written consent from the Bank.

•	Detailed schedule of containers with the following information as soon as they are available but no later than 30 days after the end of each quarter:
o	Held for hire/lease outlining type, number, acquisition cost and book value.
o	Held for sale outlining type, number, acquisition cost and book value

•	Invoice Finance Field Reviews to continue as per facility agreement.

•	Royal Wolf Australia Group standard lease / rental / hire documentation / contracts are to be vetted by the Bank's legal advisors and confirmed acceptable.

•	Fair market value & orderly liquidated value of the container fleet is to be undertaken (at your cost) by a valuer appointed by and acceptable to the Bank on a quarterly basis.

•
All containers (owned by the borrower and / or security providers) are to be restricted within the shores of Australia and/or New Zealand and the company's Lease/Rental documentation should include this limitation.  Any movement of containers outside the shores of Australia and/or New Zealand will require the Bank's prior written consent.

•	Current depreciation and amortisation policy is not to be amended without prior written consent of the bank.

•	Any additional off or on balance sheet liabilities greater than A$500,000.00 p.a are not to be incurred without prior written consent from the Bank. Such consent will not be unreasonably withheld.

•	The banks prior written consent for container fleet sale of $3,000,000 or greater in any one transaction is to be sought. Such consent will not be unreasonably withheld.

•
Dividend payment / shareholder loans repayment are not to be paid without the banks prior consent except for the payment of dividends by RWA Holdings Pty Ltd to GFN Australasia Holdings Pty Ltd (GFNAH) to enable GFNAH to pay interest to Bison Capital Australia, L.P.. Such consent will not be unreasonably withheld.

•	Interest payable on Bison Capital Australia, L.P subordinated loan is subject to no current event of default and compliance of the bank's financial covenants.

•	At all times you must have entered into arrangements with the Bank to hedge your interest rate risks in relation to no less than 50% of debt funding

Foreign Currency Translation:

a)
Fluctuations in the exchange rate of currencies occur from time to time. These fluctuations may mean the amount of your liability to us in Australian dollars for a Loan in foreign currency under this agreement could be significantly more than the Australian dollar equivalent of the amount of the Loan on the drawdown date;

b)
While we will inform you of the availability of mechanisms, if they exist, for limiting the risks associated with fluctuations in the exchange rate of currencies, it is not our role or responsibility to advise in relation to, monitor, manage or in any way take steps designed to protect your exposure to loss as a result of fluctuations in the exchange rate of currencies from time to time. We are not obliged to notify you of fluctuations in exchange rates.

Insurance:

All insurable property mortgaged to us must be insured for all usual risks under a policy acceptable to us. The insurance must be for full replacement value of the property insured.

Before drawdown and thereafter within 14 days of a request by ANZ you must submit to the bank a Cover Note or a Certificate of Currency for the property mortgaged to us. Such request may be made by ANZ at any time in writing, verbally, by facsimile transmission, by email or other electronic means of communication.  If a Cover Note is issued, the Bank must receive a Certificate of Currency to confirm the insurance, within 90 calendar days of the Cover Note expiration.

As a minimum, the Certificate of Currency must include:

•	Insurance cover expiry date

•	Situation(s)

•	Type of cover

•	Policy number

•	Policy underwriter and /or broker name

•	Insured Amount

•	The Bank’s interest clearly noted on the insurance policy

You agree to advise the bank in the event that the insurance is cancelled or the nature of the cover changes and submit an updated Certificate of Currency for our records.

Valuations:

You agree that properties listed in the Security Schedule must be re-valued for the Bank at least once every 36 months at your cost while facilities continue to be provided by the Bank. Each valuation must be undertaken by a reputable licensed property valuer acceptable to the Bank.

Conditions Precedent:

Our obligation to make any facilities available is subject to our being satisfied that you have complied with Clause 4 of the General Conditions and the following relative to Authorised Representatives.

Authorised Representative Certificate

We must have received from you a properly completed and executed Authorised Representative Certificate and the identity of each Authorised Representative must be verified to our satisfaction in order to comply with the Anti-Money Laundering and Counter-Terrorism Financing Act. Each person so named as an Authorised Representative will be an authorised representative for the purposes of the transaction documents.

Compliance with environmental law:

You agree to:

(i)	comply, and ensure each surety complies, with the requirements of all environmental laws; and

(ii)	ensure that each surety complies with the requirements of all environmental laws in relation to property given or to be given by it to us as security.

An “environmental law” means an act of Parliament which has the purpose of protecting the environment from pollution, including without limitation, pollution relating to air, water, noise or chemicals (and any statutory modification of, or legislative provision substituted for, and any subordinate legislation under an act of Parliament of that kind).

GENERAL AND SPECIFIC CONDITIONS SCHEDULE

GENERAL AND SPECIFIC CONDITIONS SCHEDULE to Letter of Offer dated 17 December 2008.

General and Specific Conditions:

Our General Conditions (Fourth Edition 2003) apply to the facilities as well as any applicable Specific Conditions to the facilities.  Both the General Conditions and any applicable Specific Conditions are enclosed with this letter.

General Conditions Fourth Edition 2003:

Clause 9 (7) International Financial Reporting Standards (IFRS)

This clause and the meaning of “International Financial Reporting Standard” at clause 23 are deleted in their entirety.

Clause 24 (13) Anti Money Laundering

This clause is deleted and replaced with the following.

(13)  Anti Money Laundering

You agree that we may delay, block or refuse to make a payment or process any transaction without incurring any liability if we suspect that:

(a)	the transaction or payment may breach any laws or regulations in Australia or any other country;
(b)
the transaction involves any person (natural, corporate  or governmental) that is itself sanctioned or is connected, directly or indirectly, to any person that is sanctioned under economic and trade sanctions imposed by the United States, the European Union or any country; or

(c)	the transaction or payment may directly or indirectly involve the proceeds of, or be applied for the purposes of, conduct which is unlawful in Australia or any other country.

You also agree to provide all information to us which in our reasonable opinion we require in order to manage our money laundering, terrorism financing or economic and trade sanctions risk or to comply with any laws or regulations in Australia or any other country.

You further agree that we may disclose any information concerning you to any law enforcement, regulatory agency or court where required by any such law or regulation in Australia or elsewhere.

Unless you have disclosed that you are acting in a trustee capacity or on behalf of another party, you warrant that you are acting on your own behalf in entering into this agreement.

You declare and undertake to us that the payment of monies or processing of transactions by us in accordance with your instructions will not breach any laws or regulations in Australia or any other country.

Clause 24 (15) Trade or country sanctions

This clause is inserted as a new sub clause.

(15) Trade or country sanctions

Trade and economic sanctions (sanctions) imposed by Governments, Government agencies or departments and regulators, Central Banks and/or Transnational Organisations (including the United Nations and European Union impact upon transactions involving countries, persons or corporate entities resident within countries currently including, but not limited to, the following:

BALKANS, BELARUS, COTE D'IVOIRE (IVORY COAST), LEBANON, LIBERIA, RWANDA, SIERRA LEONE, SOMALIA, SYRIA, THE DEMOCRATIC REPUBLIC OF CONGO, UZBEKISTAN, AFGHANISTAN, IRAN, IRAQ, MYANMAR (BURMA), NORTH KOREA, CUBA, ZIMBABWE AND SUDAN.

We and our related Bodies Corporate might be subject to and affected by sanctions with which we will comply.

We are not and will not be liable for any loss or damage whatsoever associated directly or indirectly with the application of sanctions to a transaction or financial service involving us.

Clause 24 (16) GST

This clause is inserted as a new sub clause.

Terms used in this clause have the same meaning as those defined in the A New Tax System (Goods and Services Tax) Act 1999 (“GST Act”) unless provided otherwise.

If any supply made under or in connection with this Agreement is subject to GST, the party making the supply (“ANZ”) may increase the consideration otherwise provided for by the amount of that GST and recover such additional amount from the party liable for payment of the consideration. This clause does not apply to the extent that the consideration is expressly agreed to be GST inclusive.

If you are required to reimburse ANZ for any costs, the amount must be reduced to the extent that ANZ is entitled to claim an input tax credit in respect of those costs. A party will be assumed to have an entitlement to claim a full input tax credit unless it demonstrates otherwise prior to the date on which the consideration must be provided.

No payment of any amount in respect of GST is required until ANZ has provided a tax invoice or adjustment note, as the case may be, to you. ANZ must provide a tax invoice or adjustment note to you as required by the GST Act.

Any reference in this Agreement to fee, price, value, sales, revenue, or similar amount (“Revenue”) shall be a reference to that Revenue exclusive of GST, unless and to the extent that the revenue is expressly agreed to be GST inclusive.

Lease Finance and Hire Purchase facilities:

Despite anything in the General Conditions, the Specific Conditions that applied to a Lease Finance facility or a Hire Purchase facility at the time of transaction draw down or settlement shall remain in force until the termination of the drawn down portion of that Lease Finance facility or Hire Purchase facility.

Excess fee:

If drawings are made to your account in excess of the agreed limit and we decide to pay those drawings, we may charge an excess fee of up to $150. This fee is to compensate us for costs we incur as a result of an excess.  If charged this fee is payable on the date of the excess.

Interest rate on excesses and overdue amounts:

For the purposes of clause 8 of the General Conditions, the applicable rate of interest is the interest applicable to the facility on which the excess occurs or the facility on which an overdue amount occurs plus margin, plus 4% pa.

Your authorised representative:

The definition of “your authorised representative” in the General Conditions is amended to read:

“your authorised representative” means, at a particular time, a person appointed by your board of directors, if a company, or all partners, if a partnership, as an authorised representative;

An appointment of authorised representatives must be evidenced by a notice to us, showing the name and date of birth (to assist us to identify the authorised representative) and signature of each nominated person and bearing the certification of your director(s) or director and secretary, in the case of a company, or the signatures of all partners, in the case of a partnership, certifying that each signature is correct.

Accounts reconciliation:

In terms of Clause 24 (8) of the General Conditions and by mutual agreement between us, you must reconcile your records in respect of each account held with us within 30 days after you should have received the statement of account.  All other conditions of this clause remain unchanged.

ACCEPTANCE

To:	Australia and New Zealand Banking Group Limited
Corporate Banking
Level 11, 20 Martin Place
Sydney NSW 2000

Acceptance of Letter of Offer dated 17 December 2008.

We accept your offer to provide the facilities on the conditions detailed in this letter of offer and acknowledge receipt of the General Conditions (Fourth Edition 2003) and the applicable Specific Conditions.

We authorise ANZ to provide information about the borrower (including credit worthiness, history, standing or capacity) to:

•	An intending guarantor, to enable that person to consider whether or not to act as guarantor, or offer property as security, for a loan or loans in the name of the borrower.
•	A person who is a guarantor, or has provided property as security, for a loan or loans in the name of the borrower.

Dated 17/12/08

SIGNED for and on behalf of GFN Australasia Holdings Pty Ltd ACN 121 226 793 by:

/s/ Peter McCann	Peter McCann
Signature of Director	Print name of Director

/s/ Robert Allan	Robert Allan
Signature of Director	Print name of Director

SIGNED for and on behalf of GFN Australasia Finance Pty Ltd ACN 121 227 790 by:

/s/ Peter McCann	Peter McCann
Signature of Director	Print name of Director

/s/ Robert Allan	Robert Allan
Signature of Director	Print name of Director

SIGNED for and on behalf of RWA Holdings Pty Ltd ACN 106 913 964 by:

/s/ Peter McCann	Peter McCann
Signature of Director	Print name of Director

/s/ Robert Allan	Robert Allan
Signature of Director	Print name of Director

SIGNED for and on behalf of Royal Wolf Trading Australia Pty Ltd ACN 069 244 417 by:

/s/ Peter McCann	Peter McCann
Signature of Director	Print name of Director

/s/ Robert Allan	Robert Allan
Signature of Director	Print name of Director

SIGNED for and on behalf of Royal Wolf Hi-Tech Pty Ltd ACN 079 735 050 by:

/s/ Peter McCann	Peter McCann
Signature of Director	Print name of Director

/s/ Robert Allan	Robert Allan
Signature of Director	Print name of Director

CORPORATE SURETY ACKNOWLEDGMENT

To:	Australia and New Zealand Banking Group Limited
Corporate Banking
Level 11, 20 Martin Place
Sydney NSW 2000

Corporate Surety Acknowledgment to Letter of Offer dated 17 December 2008.

Each of the following sureties acknowledges that the securities given, or to be given by us secure all present and future obligations of the customers to the Bank, including obligations in respect of the facilities.

By providing this surety Acknowledgment to the facilities, each surety acknowledges that the provisions contained at Clause 22 “Privacy” of the General Conditions apply to them.

Dated 17/12/08

SIGNED for and on behalf of GFN Australasia Holdings Pty Ltd ACN 121 226 793 by:

/s/ Peter McCann	Peter McCann
Signature of Director	Print name of Director

/s/ Robert Allan	Robert Allan
Signature of Director	Print name of Director

SIGNED for and on behalf of GFN Australasia Finance Pty Ltd ACN 121 227 790 by:

/s/ Peter McCann	Peter McCann
Signature of Director	Print name of Director

/s/ Robert Allan	Robert Allan
Signature of Director	Print name of Director

SIGNED for and on behalf of RWA Holdings Pty Ltd ACN 106 913 964 by:

/s/ Peter McCann	Peter McCann
Signature of Director	Print name of Director

/s/ Robert Allan	Robert Allan
Signature of Director	Print name of Director

SIGNED for and on behalf of Royal Wolf Trading Australia Pty Ltd ACN 069 244 417 by:

/s/ Peter McCann	Peter McCann
Signature of Director	Print name of Director

/s/ Robert Allan	Robert Allan
Signature of Director	Print name of Director

SIGNED for and on behalf of Royal Wolf Hi-Tech Pty Ltd ACN 079 735 050 by:

/s/ Peter McCann	Peter McCann
Signature of Director	Print name of Director

/s/ Robert Allan	Robert Allan
Signature of Director	Print name of Director

SIGNED for and on behalf of RWNZ Acquisition Co. Ltd by:

Signature of Director	Print name of Director

Signature of Director/Secretary	Print name of Director/Secretary

SIGNED for and on behalf of Royal Wolf Trading New Zealand Ltd by:

/s/ Peter McCann	Peter McCann
Signature of Director	Print name of Director

/s/ Robert Allan	Robert Allan
Signature of Director/Secretary	Print name of Director/Secretary

SIGNED for and on behalf of Royalwolf NZ Acquisition Co Ltd by:

/s/ Peter McCann	Peter McCann
Signature of Director	Print name of Director

/s/ Robert Allan	Robert Allan
Signature of Director/Secretary	Print name of Director/Secretary

CERTIFICATE OF VALUE AND LOCATION OF ASSETS

Group Name:	Royal Wolf Australia Group

	NSW	VIC	QLD	WA	SA	TAS	ACT	NT	Overseas	Total
Customer Representative to complete values (include all assets e.g. debtors, plant, land, inventory, goodwill  and loans – excluding intercompany loans to other companies on this list who have given mortgage debentures)

Royal Wolf Trading Australia Pty Ltd ACN 069 244 417
RWA Holdings Pty Ltd ACN 106 913 964
Royal Wolf Hi-Tech Pty Ltd ACN 079 735 050
GFN Australasia Holdings Pty Ltd ACN 121 226 793
GFN Australasia Finance Pty Ltd ACN 121 227 790
Royal Wolf Trading New Zealand Ltd
RWNZ Acquisition Co Ltd
Royalwolf NZ Acquisition Co Ltd
Customer Representative to complete values (eg the value of the land or the value of the shares)
N/A
Totals

1

CONFIRMATION OF PREVIOUS ADVICE

I hereby certify that location and values of assets listed have not materially changed since our previous advice dated    /    /

Customer Representative Signature	/s/ Peter McCann

Customer Representative Name	Peter McCann

Position of Customer Representative	Director
(Director/Financial Controller etc)

Date________________

2

AUTHORISED REPRESENTATIVE CERTIFICATE

GFN Australasia Holdings Pty Ltd ACN 121 226 793

To:	Australia and New Zealand Banking Group Limited
Corporate Banking
Level 11, 20 Martin Place
Sydney NSW 2000

Attention:	Zaheed Khan

We refer to the letter dated 17 December 2008 and accompanying General Conditions) and applicable Specific Conditions, that constitute the agreement (the "agreement") between the Bank and Royal Wolf Australia Group (the “customer”).

Terms used in this certificate that are defined in the agreement have, unless the context otherwise requires, the same meanings as in the agreement.

[I am]/[We are]/[ a director]/[ directors]/[ a director and a company secretary] of the customer.

The schedule and attachments to this certificate are complete and up to date copies of:

1.	A list of the customer’s authorised representatives with the signature, or a copy of the signature, of each authorised representative appearing beside their name.

We certify that the above document is complete, correct, fully in force and not subject to amendment or revocation.

SCHEDULE

List of authorised representatives:

Name (Printed)	Position (Printed)	Signature	Date of Birth.

Peter McCann	Director	/s/ Peter McCann	20/10/66

Robert Allan	Director	/s/ Robert Allan	6/2/56

Greg Baker	Group Controller	/s/ Greg Baker	10/10/55

Rakesh Chand	Manager Accounting Services	/s/ Rakesh Chand	18/06/77

1

Dated 17/12/08

SIGNED for and on behalf of GFN Australasia Holdings Pty Ltd ACN 121 226 793 by:

/s/ Peter McCann	Peter McCann
Signature of Director	Print name of Director

/s/ Robert Allan	Robert Allan
Signature of Director/Secretary	Print name of Director/Secretary

2

AUTHORISED REPRESENTATIVE CERTIFICATE

GFN Australasia Finance Pty Ltd ACN 121 227 790

To:	Australia and New Zealand Banking Group Limited
Corporate Banking
Level 11, 20 Martin Place
Sydney NSW 2000

Attention:	Zaheed Khan

We refer to the letter dated 17 December 2008 and accompanying General Conditions) and applicable Specific Conditions, that constitute the agreement (the "agreement") between the Bank and Royal Wolf Australia Group (the “customer”).

Terms used in this certificate that are defined in the agreement have, unless the context otherwise requires, the same meanings as in the agreement.

[I am]/[We are]/[ a director]/[ directors]/[ a director and a company secretary] of the customer.

The schedule and attachments to this certificate are complete and up to date copies of:

2.	A list of the customer’s authorised representatives with the signature, or a copy of the signature, of each authorised representative appearing beside their name.

We certify that the above document is complete, correct, fully in force and not subject to amendment or revocation.

SCHEDULE

List of authorised representatives:

Name (Printed)	Position (Printed)	Signature	Date of Birth.

Robert Allan	Director	/s/ Robert Allan	6/2/56

Peter McCann	Director	/s/ Peter McCann	20/10/66

Greg Baker	Group Controller	/s/ Greg Baker	10/10/55

Rakesh Chand	Manager Accounting Services	/s/ Rakesh Chand	18/06/77

3

Dated 17/12/08

SIGNED for and on behalf of GFN Australasia Finance Pty Ltd ACN 121 227 790 by:

/s/ Robert Allan	Robert Allan
Signature of Director	Print name of Director

/s/ Peter McCann	Peter McCann
Signature of Director/Secretary	Print name of Director/Secretary

4

AUTHORISED REPRESENTATIVE CERTIFICATE

RWA Holdings Pty Ltd ACN 106 913 964

To:	Australia and New Zealand Banking Group Limited
Corporate Banking
Level 11, 20 Martin Place
Sydney NSW 2000

Attention:	Zaheed Khan

We refer to the letter dated 17 December 2008 and accompanying General Conditions) and applicable Specific Conditions, that constitute the agreement (the "agreement") between the Bank and Royal Wolf Australia Group (the “customer”).

Terms used in this certificate that are defined in the agreement have, unless the context otherwise requires, the same meanings as in the agreement.

[I am]/[We are]/[ a director]/[ directors]/[ a director and a company secretary] of the customer.

The schedule and attachments to this certificate are complete and up to date copies of:

3.	A list of the customer’s authorised representatives with the signature, or a copy of the signature, of each authorised representative appearing beside their name.

We certify that the above document is complete, correct, fully in force and not subject to amendment or revocation.

SCHEDULE

List of authorised representatives:

Name (Printed)	Position (Printed)	Signature	Date of Birth.

Robert Allan	Director	/s/ Robert Allan	6/2/56

Peter McCann	Director	/s/ Peter McCann	20/10/66

Greg Baker	Group Controller	/s/ Greg Baker	10/10/55

Rakesh Chand	Manager Accounting Services	/s/ Rakesh Chand	18/06/77

5

Dated 17/12/08

SIGNED for and on behalf of RWA Holdings Pty Ltd ACN 106 913 964 by:

/s/ Robert Allan	Robert Allan
Signature of Director	Print name of Director

/s/ Peter McCann	Peter McCann
Signature of Director/Secretary	Print name of Director/Secretary

6

AUTHORISED REPRESENTATIVE CERTIFICATE

Royal Wolf Trading Australia Pty Ltd ACN 069 244 417

To:	Australia and New Zealand Banking Group Limited
Corporate Banking
Level 11, 20 Martin Place
Sydney NSW 2000

Attention:	Zaheed Khan

We refer to the letter dated 17 December 2008 and accompanying General Conditions) and applicable Specific Conditions, that constitute the agreement (the "agreement") between the Bank and Royal Wolf Australia Group (the “customer”).

Terms used in this certificate that are defined in the agreement have, unless the context otherwise requires, the same meanings as in the agreement.

[I am]/[We are]/[ a director]/[ directors]/[ a director and a company secretary] of the customer.

The schedule and attachments to this certificate are complete and up to date copies of:

4.	A list of the customer’s authorised representatives with the signature, or a copy of the signature, of each authorised representative appearing beside their name.

We certify that the above document is complete, correct, fully in force and not subject to amendment or revocation.

SCHEDULE

List of authorised representatives:

Name (Printed)	Position (Printed)	Signature	Date of Birth.

Robert Allan	Director	/s/ Robert Allan	6/2/56

Peter McCann	Director	/s/ Peter McCann	20/10/66

Greg Baker	Group Controller	/s/ Greg Baker	10/10/55

Rakesh Chand	Manager Accounting Services	/s/ Rakesh Chand	18/06/77

7

Dated 17/12/08

SIGNED for and on behalf of Royal Wolf Trading Australia Pty Ltd ACN 069 244 417 by:

/s/ Robert Allan	Robert Allan
Signature of Director	Print name of Director

/s/ Peter McCann	Peter McCann
Signature of Director/Secretary	Print name of Director/Secretary

8

AUTHORISED REPRESENTATIVE CERTIFICATE

Royal Wolf Hi-Tech Pty Ltd ACN 079 735 050

To:	Australia and New Zealand Banking Group Limited
Corporate Banking
Level 11, 20 Martin Place
Sydney NSW 2000

Attention:	Zaheed Khan

We refer to the letter dated 17 December 2008 and accompanying General Conditions) and applicable Specific Conditions, that constitute the agreement (the "agreement") between the Bank and Royal Wolf Australia Group (the “customer”).

Terms used in this certificate that are defined in the agreement have, unless the context otherwise requires, the same meanings as in the agreement.

[I am]/[We are]/[ a director]/[ directors]/[ a director and a company secretary] of the customer.

The schedule and attachments to this certificate are complete and up to date copies of:

5.	A list of the customer’s authorised representatives with the signature, or a copy of the signature, of each authorised representative appearing beside their name.

We certify that the above document is complete, correct, fully in force and not subject to amendment or revocation.

SCHEDULE

List of authorised representatives:

Name (Printed)	Position (Printed)	Signature	Date of Birth.

Robert Allan	Director	/s/ Robert Allan	6/2/56

Peter McCann	Director	/s/ Peter McCann	20/10/66

Greg Baker	Group Controller	/s/ Greg Baker	10/10/55

Rakesh Chand	Manager Accounting Services	/s/ Rakesh Chand	18/06/77

9

Dated 17/12/2008

SIGNED for and on behalf of Royal Wolf Hi-Tech Pty Ltd ACN 079 735 050 by:

/s/ Robert Allan	Robert Allan
Signature of Director	Print name of Director

/s/ Peter McCann	Peter McCann
Signature of Director/Secretary	Print name of Director/Secretary

10